Cost of sales (Tables)	12 Months Ended
Dec. 31, 2019
Cost of sales
Summary of cost of sales
	Year Ended December 31,
	2019	2018 (1)	2017 (2)
	(€ in thousands)
Personnel expenses	(5,583)	(5,404)	(4,344)
Material costs	(6,796)	(7,082)	(6,443)
Depreciation	(2,686)	(2,197)	(2,071)
Other expenses	(2,382)	(2,598)	(1,510)
Allowance for slow-moving inventory	21	417	515
Total	(17,426)	(16,864)	(13,853)

(1) The Company has initially applied IFRS 16 as of January 1, 2019, using the modified retrospective approach. Under this approach, comparative information is not restated and the cumulative effect of initially applying IFRS 16 is recognized in retained earnings at the date of initial application. For further information, see Note 3 of the consolidated financial statements.

(2) Comparative figures for the year ended December 31, 2017 were restated for immaterial errors.